UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 13, 2008
                Date of Report (Date of earliest event reported)

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

    Delaware                      1-5740                     95-2039518
    (State or other       (Commission File Number)           (I.R.S. Employer
    jurisdiction of                                          Identification No.)
    incorporation)

           15660 North Dallas Parkway, Suite 850
                       Dallas, TX                       75248
          (Address of principal executive offices)    (Zip Code)

                                 (972) 385-2810
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.
------------------------------------------------------------------

                  On February 13, 2008, Diodes Incorporated issued a press release announcing fourth quarter 2007 results. A copy of the press release is attached as Exhibit 99.1.

                  On February 13, 2008, Diodes Incorporated hosted a conference call to discuss its fourth quarter 2007 results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as Exhibit 99.2.

                  During the conference call on February 13, 2008, Dr. Keh-Shew Lu, President and CEO of Diodes Incorporated, as well as Carl C. Wertz, Chief Financial Officer, Rick White, Senior Vice President of Finance, and Mark King, Senior Vice President of Sales and Marketing, made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.

                  The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.


Item 9.01         Financial Statements and Exhibits.
----------------------------------------------------

(d)  Exhibits

           Exhibit 99.1 - Press release dated February 13, 2008
           Exhibit 99.2 - Conference call script dated February 13, 2008
           Exhibit 99.3 - Question and answer transcript dated February 13, 2008


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 14, 2008                  DIODES INCORPORATED

                                            By /s/ Carl C. Wertz
                                            CARL C. WERTZ
                                            Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit                   Description
Number

99.1                      Press release dated February 13, 2008
99.2                      Conference call script dated February 13, 2008
99.3                      Question and answer transcript dated February 13, 2008